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                                                                    EXHIBIT 10.4

                                    AGREEMENT

     THIS AGREEMENT is being executed effective as of the 18th day of September, 2005, by and between TBC CORPORATION (the "Company") and WILLIAM M. POTTS (the "Executive"), under the following circumstances:

          A. The Company and the Executive are parties to an Executive Employment Agreement, dated as of September 18, 2005 (the "Employment Agreement"). Among other things, the Employment Agreement provides certain benefits to the Executive in the event that his employment is terminated following a Change in Control of the Company (as defined therein).

          B. As required by the Employment Agreement, the Company established a trust for the benefit of the Executive with First Tennessee Bank National Association (the "Trustee") pursuant to the terms of a Trust Agreement, dated as of September 18, 2005 (the "Rabbi Trust"). Under the Rabbi Trust, the Company is obligated to deposit with the Trustee, upon the earlier of the occurrence of a Change of Control or a Potential Change of Control, as defined in the Rabbi Trust, amounts which would become payable to the Executive upon his termination of employment following a Change of Control of the Company.

          C. The Company expects to enter into a Merger Agreement (the "Merger Agreement") with Sumitomo Corporation of America ("Parent") and its wholly-owned subsidiary. For purposes of the Rabbi Trust, the execution of the Merger Agreement will constitute a Potential Change of Control, and for purposes of the Employment Agreement and the Rabbi Trust, a Change in Control will occur upon consummation of the transactions contemplated by the Merger Agreement.

          D. The Parent has requested that the Executive agree, upon the terms and conditions hereinafter set forth, to waive the requirement that the Company fund the Rabbi Trust upon either the Potential Change of Control which will occur when the Merger Agreement is executed or the Change in Control which will occur upon consummation of the transactions contemplated by the Merger Agreement.

          E. Parent has advised the Executive and the Company that Parent will not execute the Merger Agreement without the execution of this Agreement by the Executive and the Company, and it is contemplated that this Agreement will be executed immediately prior to the execution of the Merger Agreement.

     NOW, THEREFORE, IN CONSIDERATION OF AND RELIANCE UPON the mutual promises hereinafter set forth and the Guarantee appended to the end of this Agreement, the


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parties hereby agree that, notwithstanding the provisions of the Rabbi Trust,
(a) the execution of the Merger Agreement and the consummation of the transactions contemplated thereby shall not constitute a Potential Change of Control or a Change of Control, as such terms are used in the Rabbi Trust; and
(b) the Company shall not be obligated to make, and shall not make, any contribution to the Trust pursuant to Section 5.2 or 5.3 thereof as a result of the execution of the Merger Agreement or the consummation of the transactions contemplated thereby.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

TBC CORPORATION


By /S/ LAWRENCE C. DAY                     /S/ WILLIAM M. POTTS
   -------------------------------------   -------------------------------------
   Lawrence C. Day,                        WILLIAM M. POTTS
   President and Chief Executive Officer


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                                    GUARANTEE

     IN CONSIDERATION OF the Executive's execution of the foregoing Agreement, the undersigned agree as follows: (i) contemporaneously with the Effective Time (as defined in the Merger Agreement), the undersigned shall cause the Surviving Corporation (as defined in the Merger Agreement) to assume and agree to perform the Employment Agreement in the same manner and to the same extent as the Company would be required to perform it if the transactions contemplated by the Merger Agreement had not taken place; and (ii) contemporaneously with the Effective Time, the undersigned shall be deemed to have jointly and severally guaranteed to the Executive the full and complete performance by the Surviving Corporation of its obligations to the Executive under the Employment Agreement.

     THE UNDERSIGNED FURTHER AGREE that the provisions set forth in the preceding paragraph shall be effective automatically at the Effective Time and shall not require the execution of any further guarantee or other agreement by the Surviving Corporation or either of the undersigned.

     IN WITNESS WHEREOF, the undersigned have executed this Guarantee as of the 18th day of September, 2005.

SUMITOMO CORPORATION                       SUMITOMO CORPORATION
OF AMERICA


By                                         By
   -------------------------------------      ----------------------------------
Name:                                      Name:
      ----------------------------------         -------------------------------
Title:                                     Title:
       ---------------------------------          ------------------------------


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